Harbor International & Global Funds Supplement to Prospectus dated March 1, 2012

Harbor Global Value Fund

The Board of Trustees of Harbor Funds, on behalf of the Harbor Global Value Fund, appointed Causeway Capital Management LLC (“Causeway”) to serve as the subadviser to the Harbor Global Value Fund effective May 25, 2012. Causeway replaces Pzena Investment Management, LLC as subadviser to the Harbor Global Value Fund.

The appointment of Causeway as the Fund’s subadviser will not result in any change in the rate of advisory fees payable by the Fund to its adviser, Harbor Capital Advisors, Inc., (“Harbor Capital”). Harbor Capital pays the subadvisory fee to Causeway from its own assets. The appointment of Causeway will result in certain changes to the Fund’s investment strategy to reflect Causeway’s investment approach. The Fund’s investment strategy under Causeway is set forth below in this Supplement to the Prospectus. Information about Causeway and the individual portfolio managers at Causeway responsible for managing the assets of the Harbor Global Value Fund is also set forth below.

The following replaces the information under the heading “Principal Investment Strategy” beginning on page 7 of the Prospectus:

Principal Style Characteristics:  Companies throughout the world exhibiting value characteristics on a relative basis

The Fund invests primarily in equity securities, principally common stocks of companies located throughout the world, including the United States and developed and emerging market countries. The Fund expects to invest the majority of its assets in companies that pay dividends or repurchase their shares.

When investing the Fund’s assets, the Subadviser follows a value style. This means that the Subadviser buys stocks that it believes have lower prices than their true worth. For example, stocks may be “undervalued” because the issuing companies are part of industries that are currently out of favor with investors. However, even in those industries, certain companies may have high rates of growth of earnings and be financially sound.

When purchasing or selling individual securities, the Subadviser considers each of the following value characteristics:

•	Low price-to-earnings ratio relative to the sector in which the company operates

•	Higher yield (measured in both dividends and share repurchases) relative to the market

•	Low price-to-book value ratio relative to the market

•	Low price-to-cash flow ratio relative to the market

•	Financial strength of the company

Generally, the Subadviser considers price-to-earnings and yield as the most important of these value characteristics. Under normal market conditions, the Fund will invest at least 40% of its total assets in companies located in a number of countries outside the U.S. Emerging market exposure is limited to 30% of the Fund’s total assets, determined at the time of purchase. The Fund is not required to allocate its investments in any set percentages in any particular countries. Depending on the Subadviser’s assessment of the relative value of the companies identified for potential investment, the Fund may at one time invest all or substantially all of its assets in foreign companies and at another time invest substantially in U.S. companies, although it is expected that there will normally be meaningful foreign company exposure in the portfolio.

The following replaces the information under the heading “Principal Risks” on page 8 of the Prospectus:

Concentration Risk:  Because the Fund typically invests in approximately 35 to 55 companies, an adverse event affecting a particular company may hurt the Fund’s performance more than if it had invested in a larger number of companies.

Investors Should Retain This Supplement For Future Reference

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Harbor International & Global Funds Supplement to Prospectus dated March 1, 2012

The following replaces the information under the heading “Portfolio Management” on page 9 of the Prospectus:

Subadviser

Causeway Capital Management LLC has subadvised the Fund since May 2012.

Portfolio Managers

Sarah H. Ketterer Causeway Capital Management LLC

Ms. Ketterer is Chief Executive Officer and co-founder of Causeway Capital Management and has co-managed the Fund since 2012.

Harry W. Hartford Causeway Capital Management LLC

Mr. Hartford is President and co-founder of Causeway Capital Management and has co-managed the Fund since 2012.

James A. Doyle Causeway Capital Management LLC

Mr. Doyle is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Jonathan P. Eng Causeway Capital Management LLC

Mr. Eng is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Kevin Durkin Causeway Capital Management LLC

Mr. Durkin is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Conor Muldoon Causeway Capital Management LLC

Mr. Muldoon is a Director of Causeway Capital Management and has co-managed the Fund since 2012.

Investors Should Retain This Supplement For Future Reference

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Harbor International & Global Funds Supplement to Prospectus dated March 1, 2012

The following replaces the information under the heading “The Subadvisers and Portfolio Managers” on page 15 of the Prospectus:

Harbor Global Value Fund

Causeway Capital Management LLC (“Causeway”) serves as Subadviser to Harbor Global Value Fund. The team of portfolio managers below is primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since May 2012.

PORTFOLIO MANAGER/PORTFOLIO MANAGEMENT TEAM MEMBERS TITLE	PAST 5 YEARS’ BUSINESS EXPERIENCE
Sarah H. Ketterer, Chief Executive Officer	Sarah H. Ketterer is the Chief Executive Officer of Causeway. She co-founded the firm in June 2001.
Harry W. Hartford, Portfolio Manager	Harry W. Hartford is the President of Causeway and is Director of Research. Mr. Hartford co-founded Causeway in June 2001.
James A. Doyle, Director	James A. Doyle is a Director of Causeway and is responsible for research in the global healthcare, information technology and telecommunication services sectors. He joined the firm in June 2001.
Jonathan P. Eng, Director	Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, industrials and materials sectors. Mr. Eng joined the firm in July 2001.
Kevin Durkin Director	Kevin Durkin is a Director of Causeway and is responsible for research in the global consumer discretionary, consumer staples, energy and utilities sectors. Mr. Durkin joined the firm in June 2001.
Conor Muldoon, Director	Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in June 2003.

Causeway is a Delaware limited liability company located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 and was founded in 2001. Co-founders, Sarah H. Ketterer and Harry W. Hartford, Chief Executive Officer and President, respectively, control Causeway through their executive offices and voting control of the company. As of March 31, 2012, Causeway had $14.5 billion in assets under management.

Investors Should Retain This Supplement For Future Reference

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Harbor International & Global Funds Supplement to Prospectus dated March 1, 2012

Causeway Global Value Equity Composite Performance Information	The following table presents the past performance of a composite of certain accounts managed by Causeway, the Subadviser to Harbor Global Value Fund. The Causeway Global Value Equity Composite (the “Composite”) is comprised of all fee paying accounts under discretionary management by Causeway that have investment objectives, policies and strategies substantially similar to that of the Fund. The Composite consisted of one account as of March 31, 2012. Through March 30, 2007, Causeway managed the Composite using research and certain recommendations regarding U.S. value stocks from an unaffiliated investment advisory firm under a research services agreement for an asset-based fee. Composite account returns are calculated daily. Monthly account returns are calculated by geometrically linking the daily returns. The Composite is calculated monthly by weighting monthly account returns by the beginning market value. Valuations and returns are computed and stated in U.S. dollars. Returns include the reinvestment of interest, dividends and any other distributions and are gross of source country withholding taxes on interest, dividends and capital gains. The method used for computing historical Composite performance differs from the Securities and Exchange Commission’s method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the Composite and certain other expenses that would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the Fund in their analysis of the historical experience of Causeway in managing portfolios with substantially similar investment strategies and techniques to those of the Fund. To calculate the performance of the Composite net of all operating expenses, the net Fund operating expenses payable by the Institutional, Administrative and Investor Class shares of the Fund for the fiscal year ended October 31, 2011 were used.

The historical performance of the Composite is not that of the Harbor Global Value Fund and is not necessarily indicative of the Fund’s future results. The Fund commenced operations on August 7, 2006, during which time the Fund employed subadvisers that were different from Causeway. The Fund’s actual performance may vary significantly from the past performance of the Composite. While the accounts comprising the Composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of the Fund’s shares and the Fund’s obligation to redeem its shares will not adversely impact the Fund’s performance. Also, certain of the accounts comprising the Composite were not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If these limitations, requirements and restrictions were applicable to all accounts in the Composite, they may have had an adverse effect on the performance results of the Composite.

CAUSEWAY GLOBAL VALUE EQUITY COMPOSITE*

	Average Annual Total Returns For the Periods Ended March 31, 2012:
Composite*	1 Year	5 Years	10 Years	Since Inception
Composite net of all Institutional Class operating expenses	3.84%	0.78%	8.86%	10.73%
Composite net of all Administrative Class operating expenses	3.58	0.53	8.59	10.45
Composite net of all Investor Class operating expenses	3.46	0.41	8.46	10.32
Composite gross of all operating expenses	4.88	1.79	9.95	11.84
MSCI World Index	0.56	-0.70	4.72	5.35

	For the Periods Ended December 31:
	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011
Composite net of all Institutional Class operating expenses	-7.44%	50.15%	25.80%	10.64%	22.96%	1.61%	-44.40%	40.25%	18.58%	-1.21%
Composite net of all Administrative Class operating expenses	-7.67	49.77	25.49	10.36	22.66	1.36	-44.54	39.90	18.28	-1.46
Composite net of all Investor Class operating expenses	-7.78	49.59	25.34	10.23	22.51	1.24	-44.60	39.73	18.14	-1.58
Composite gross of all operating expenses	-6.51	51.66	27.07	11.75	24.20	2.63	-43.84	41.66	19.77	-0.22
MSCI World Index	-19.89	33.11	14.72	9.49	20.07	9.04	-40.71	29.99	11.76	-5.54

*	This is not the performance of Harbor Global Value Fund. As of March 31, 2012, the Composite was composed of 1 account, totaling approximately $10.68 million. The inception date of the Composite was September 30, 2001.

May 23, 2012

Investors Should Retain This Supplement For Future Reference

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